Exhibit 10.2

JOINT DEVELOPMENT AGREEMENT

This Joint Development Agreement (“Agreement”), dated as of May 21, 2026 (the “Effective Date”), is entered into by and between FPU-BEC Development Topco, LLC a Delaware limited liability company (the “Project Company”), and Emergen Energy LLC, a Delaware limited liability company (“Bimergen”). Project Company and Bimergen may be referred individually as the “Party,” or collectively as the “Parties.”

Background

A. Bimergen has expertise in the development of large, critical, and complex infrastructure projects throughout Texas.

B. Upon the consummation of the transactions contemplated under that certain Contribution Agreement, dated as of the date hereof, by and among the Project Company and Bimergen (the “Contribution Agreement”), Project Company owns certain utility-scale battery energy storage systems in ERCOT, including (a) the 100 MW Red Bird Project, (b) the approximately 10 MW [***] and (c) the 10 MW [***] (collectively the “Existing Portfolio”) and is in the business of developing additional utility-scale battery energy storage systems.

C. Bimergen and FPU Development Member, LLC, a Delaware limited liability company (“Frontier”) are parties to the Amended and Restated Limited Liability Company Agreement of the Project Company (the “LLCA”), and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the LLCA.

D. The Parties desire to enter into this Agreement for purposes of developing the Existing Portfolio and cooperating in the joint identification, development, and commercialization of energy infrastructure storage projects with durations of 4 hours or greater per project (such projects, “New Projects”, and upon acceptance by the Project Company, New Projects and the Existing Portfolio are collectively hereinafter referred to as the “Projects”).

Terms and Conditions

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, each Party hereby agrees to the following:

1. Project Development:

(a) Joint Development: The Parties will use their commercially reasonable efforts to collaborate and work together in good faith (the “Joint Development”) as follows: Bimergen or its Affiliates shall identify Projects and shall provide services, as set forth on Exhibit A, to accomplish, and assist the Project Company to accomplish, the success criteria as set forth on Exhibit A (the criteria, schedule, timeline, and milestones as set forth on Exhibit A are collectively hereinafter referred to as the “Milestones”). Bimergen shall not continue to develop the projects or take actions in respect of the Projects (including in respect of the services set forth on Exhibit A) without the Project Company’s prior written consent.

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(b) Payments: The Project Company shall pay to Bimergen (i) within 10 business days from the date hereof, $2,500,000 by wire transfer in immediately available funds for its work to date in respect of the Redbird Project and (ii) within 10 business days from the date of satisfaction of the Milestones set forth on Exhibit A (as reasonably determined by the Project Company) in respect of each Project, the Project Company shall pay to Bimergen the amount set forth in Exhibit A in respect to each Project; provided, that the payments with respect to the [***] and the [***] shall be made no later than July 15, 2026, even if the conditions for such Projects have not been met; provided, further that, notwithstanding anything to the contrary herein, the payment with respect to the Crosby Project shall only be payable if the Project Company acquires the [***] pursuant to the terms of the Contribution Agreement.

(c) Nothing in this Agreement shall be in any event construed or interpreted as preventing either Party from working with any third party on matters outside the scope of the Joint Development.

2. Project Origination Payments: Bimergen shall be entitled to payments for originating Projects as follows:

(a) Payments for Projects Originated by Bimergen or Affiliates (as defined herein):

(i) [***].

(b) Milestone Payments for Projects Originated by Third Party Developer:

(i) [***].

3. Termination:

(a) The Parties may terminate this Agreement by mutual written agreement.

(b) Either Party may terminate this Agreement by written notice if the other Party shall have failed to perform or comply in any respect with any material term, condition, or covenant under this Agreement and, after receipt of written notice from the non-defaulting Party identifying the failure to perform or comply and demanding cure, has failed to cure such breach within sixty (60) days or, if such failure cannot reasonably be corrected within sixty (60) days, within such longer period (not to exceed one hundred and twenty (120) days) as may reasonably be required to correct such failure.

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(c) For sake of clarification, any termination of this Agreement in accordance with this Section shall not in any way terminate or otherwise affect any MSA, any LTSA, or any other agreements entered into by and between the Parties or their Affiliates prior to the effective date of such termination, except as specifically set forth in such agreements. “Affiliate” or “Affiliates” shall mean any corporate entity that controls, is controlled by, or is under common control with a Party, or a corporate entity that has a common controlling owner with a Party, in each case where “control” means ownership, directly or indirectly, in an entity of more than fifty percent (50%) of the voting interest of such corporate entity.

4. Representations and Warranties: Each Party represents and warrants to the other Party as follows as of the Effective Date:

(a) such Party is duly formed, validly existing, and in good standing under the applicable law of the state of such Party’s formation;

(b) such Party is duly qualified to do business and is in good standing in every jurisdiction in which such qualification is required for purposes of this Agreement, except where failure to be so qualified, in the aggregate would not reasonably be expected to adversely affect its ability to perform its obligations under this Agreement or any of the Projects;

(c) such Party is not in violation of any applicable law, rule or regulation, or any judgment entered by any governmental, regulatory, or quasi-governmental authority which violations, individually or in the aggregate, would adversely affect such Party’s performance of any obligations under this Agreement;

(d) such Party has obtained all licenses, authorizations, approvals, consents, or permits required by applicable law to conduct its business generally and to enter into and perform its obligations under this Agreement; and

(e) the execution, delivery and performance by such Party of this Agreement do not conflict with and will not result in a breach or violation of any Applicable Law, contract or instrument to which such Party is a party or is bound.

5. Compliance with Applicable Law: Each Party covenants, warrants and represents to the other Party that its activities in performance of or in connection with this Agreement shall comply with all applicable laws, rules, and regulations in performing its respective obligations arising under this Agreement. Each Party shall ensure that such Party and each of its Affiliates, and directors, members, managers, officers, employees, agents, representatives, legal counsel, accountants, financial advisors, lenders, consultants, and other representatives of such Party and of its Affiliates (collectively, “Representatives”) fully comply with any and all applicable anti-bribery, anti-corruption, anti-terrorism, economic sanctions and anti-money laundering applicable laws, rules and/or regulations, including international anti-corruption conventions such as the United Nations Convention Against Bribery, and the United States Foreign Corrupt Practices Act, and in each case, any applicable implementing legislation, with respect to their respective obligations under this Agreement.

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6. Indemnification:

(a) General: Each Party (the “Indemnifying Party”) shall indemnify, defend and hold harmless the other Party, and employees, agents and assigns (the “Indemnified Party”) from and against all claims, suits, causes of action, losses, liabilities, liens, damages, assessments, costs, expenses, demands, complaints or actions including but not limited to reasonable attorneys’ fees and court costs (collectively, “Claims”) of third parties arising out of or related to: (i) death, personal injury, or property damage of third parties, and (ii) violations by the Indemnifying Party or any person for whom the Indemnifying Party is responsible of any applicable laws, rules and/or regulations; in each case to the extent arising from the Indemnifying Party’s or its Representative’s negligence, willful misconduct, or breach of this Agreement. For sake of clarification, if both Parties are negligent or otherwise at fault or strictly liable without fault, then the obligations of indemnification under this Section shall continue, but the Indemnifying Party shall indemnify the Indemnified Party only for the percentage of responsibility for the damage or injuries attributable to the Indemnifying Party.

(b) Survival: The indemnities set forth in this Section shall apply only to individual Projects, and shall expire and no longer be in effect with respect to any individual Project for a period of twelve (12) months following the earliest to occur of (i) the date on which a notice to proceed is issued with respect to the Project under the engineering, procurement and construction arrangement for the Project, (ii) the date on which physical construction activities begin on the Project site, and (iii) the date upon which the construction phase in the real property documents commences with respect to such Project.

7. Limitations of Liability:

(a) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, RULES AND REGULATIONS, IN NO EVENT WILL EITHER PARTY, ANY OF ITS AFFILIATES OR REPRESENTATIVES BE LIABLE FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, COLLATERAL, SPECIAL, LIQUIDATED, PUNITIVE, EXEMPLARY, OR ENHANCED DAMAGES, ANY DAMAGES RELATED TO BUSINESS INTERRUPTION, LOSS OF PRODUCTION, LOSS OF USE, LOSS OF REVENUE, LOSS OF SAVINGS, LOSS OF PROFIT, LOSS OF INTEREST, LOSS OF GOODWILL, LOSS OF OPPORTUNITY, LOSS OF MARKET SHARE, DIMINUTION IN VALUE, COST OF CAPITAL, COSTS OF REPLACEMENT OR SUBSTITUTE USE OR PERFORMANCE, LOSS OF INFORMATION AND DATA, LOSS OF POWER, VOLTAGE IRREGULARITIES OR FREQUENCY FLUCTUATION, AND/OR FOR ANY TYPE OF OR FOR ANY OTHER LOSS OR COST OF A SIMILAR TYPE ARISING OUT OF OR RELATING TO THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE AND WHETHER OR NOT A PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING THE FAILURE OF ANY PREVIOUSLY AGREED OR OTHER REMEDY. The maximum aggregate liability of ANY PARTY under this Agreement on aNY given date shall not exceed an amount equal to any amounts paid hereunder in the preceding 6 months.

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(b) SUBJECT TO THE FOREGOING, ANY CLAIM BY EITHER PARTY FOR BREACH, DAMAGES, AND/OR INDEMNIFICATION MUST BE MADE IN WRITING WITHIN TWELVE (12) MONTHS AFTER THE EARLIER TO OCCUR OF: (I) SUCH PARTY HAVING OBTAINED KNOWLEDGE OF SUCH CLAIM, OR (II) THE EXPIRATION OR TERMINATION OF THIS AGREEMENT. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, RULES AND/OR REGULATIONS, EACH PARTY HEREBY WAIVES ANY RIGHT TO COMMENCE ANY CLAIM OR ACTION AFTER SUCH TWELVE (12) MONTH PERIOD.

(c) ALL OF THE FOREGOING LIMITATIONS SHALL APPLY WHETHER EITHER PARTY’S CLAIM ARISES FROM BREACH OF CONTRACT, GUARANTY, BREACH OF WARRANTY, TORT, NEGLIGENCE, PRODUCT LIABILITY, STRICT LIABILITY, INDEMNITY, INFRINGEMENT, ENFORCEMENT ACTION, OR ANY OTHER LEGAL BASIS OR EQUITY THEORY.

(d) Survival: The limitations of liability set forth in this Section shall survive the termination or expiration of this Agreement.

8. Excuses for Nonperformance: Neither Party shall be liable for any delay in performance or nonperformance of its respective obligations under this Agreement to the extent caused, wholly or in part, by any circumstances beyond such Party’s reasonable control, including the following circumstances, which unless clearly demonstrated to the contrary, are considered beyond such affected party’s reasonable control: (i) acts of God, including, but not limited to, severe or other inclement weather, dust or sandstorms, or earthquakes; (ii) epidemic, pandemic, quarantine, war, riot, terrorism, insurrection, sabotage, blockade, embargo, fire, explosion, flood, accident, (iii) acts or inaction of any governmental, regulatory, or quasi-governmental authority and court decrees; provided, that none of the above circumstances shall relieve a Party from liability for an obligation which arose before the occurrence of that circumstance, nor relieve any Party’s obligation to pay money in a timely manner which may be due and owing under this Agreement; provided, further, such Party shall give to other Party prompt notice of that force majeure with reasonable particularity and, in so far as known, the probable extent to which it will be unable to perform or be delayed in performing that obligation, whereupon that obligation of the Party giving the notice will be suspended to the extent that, by reason of the force majeure, it is not able to perform its obligations under this Agreement, but not longer than its continuance.

9. Notices:

(a) All notices, requests, demands, claims, and other communications made under this Agreement shall be in writing and be deemed duly given: (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service or verified delivery by certified or registered mail to the address listed below, or (iii) immediately after being sent to the recipient by electronic mail (excluding any “bounceback” or notice of out-of-office or non-delivery is received):

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If to the Project Company, then:

[***]
[***]
[***]
E-mail: [***]

and

[***]
[***]
[***]
E-mail: [***]

With a copy to:

Simpson Thacher & Bartlett LLP
425 Lexington Ave
New York, NY 10017
Attention:	[***]
[***]
E-mail:	[***]
[***]

If to Bimergen, then:

Bimergen Energy Corporation
895 Dove Street
Suite 300
Newport Beach, CA 92660
Attn.: Cole W. Johnson

With a copy to:
Bimergen Energy Corporation
895 Dove Street
Suite 300
Newport Beach, CA 92660
Attn.: Clay J. Johnson

(b) Either Party may change its address listed above by providing written notice to the other Party of such change.

10. Nature of Relationship: Except as otherwise expressly set forth in this Agreement, nothing in this Agreement or otherwise shall create or imply any joint venture, partnership, or other relationship between the Parties. Nothing contained in this Agreement shall be construed or interpreted as requiring any Party to enter into any further agreement regarding the Joint Development.

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11. Definitions and Headings: Unless otherwise expressly noted, all references (if any) in this Agreement to: (a) “Section” shall mean, with respect to such reference, each such section or subsection of this Agreement, and (b) “Attachment” shall mean, with respect to any such reference, each such schedule or exhibit attached to this Agreement. The headings of any section or paragraph of this Agreement are for convenience of reference only and shall not be used to interpret any provision of this Agreement.

12. Non-Waiver: No failure, delay, or course of dealing by any Party in exercising any right, power or privilege under this Agreement shall constitute a waiver of such right, power or privilege, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any right, power or privilege hereunder. No waiver under this Agreement is effective unless it is in writing, identified as a waiver to this Agreement, and signed by an authorized Representative of the Party waiving its right.

13. No Third-Party Beneficiaries: Except for indemnification obligations, the terms and provisions of this Agreement shall be for the sole benefit of the Parties and their respective successors and permitted assigns. The terms, conditions and covenants of this Agreement shall be binding upon each Party, and each of its respective successors, and is for the benefit of each such Party and its successors and assigns.

14. Assignment: This Agreement and any right, remedy and/or obligation under this Agreement may not be assigned, transferred, or delegated, by either Party without the prior written consent of the other Party which shall not be unreasonably withheld, conditioned, or delayed; provided, that the Project Company may assign, transfer or delegate any right, remedy, or obligation under this Agreement to its Affiliate, or to any lender or financing party as collateral security; provided, further that in the event of any such assignment, the assigning Party shall remain bound and liable for its obligations under this Agreement to the same extent as if such assignment had not been made.

15. Entire Agreement and Amendment: This Agreement constitutes the entire agreement of the Parties and supersedes any prior or contemporaneous written or oral agreements between the Parties with respect to the subject matter contained in this Agreement, and this Agreement may only be amended, restated, replaced, supplemented, or otherwise modified by a written document signed by each Party.

16. Execution and Signature: This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signatures of any Party delivered by an electronic signature program (such as DocuSign) or an email transmission in portable document format (also known as a “pdf.” file), shall be deemed delivery of an original executed counterpart and shall be binding on each Party.

17. Intellectual Property. All work product, deliverables, reports, studies, analyses, designs, plans, permits, and other materials developed, prepared, or obtained by Bimergen or its Affiliates in the course of performing services under this Agreement (collectively, “Work Product”) shall be the sole and exclusive property of the Project Company. Bimergen hereby assigns, and shall cause its Affiliates and Representatives to assign, to the Project Company all right, title, and interest in and to all Work Product. Bimergen shall execute, and shall cause its Affiliates and Representatives to execute, all documents and instruments reasonably requested by the Project Company to evidence or perfect such ownership.

18. Other Provisions: The Parties agree that Sections 12.5 (Severability), 12.7 (Counterparts), 12.8 (Jurisdiction; Venue; Service of Process), 12.9 (Descriptive Headings; Interpretation; No Strict Construction), 12.10 (Applicable Law), 12.11 (Waiver of Jury Trial), 12.15 (Further Action) of the LLCA shall apply and are incorporated here by reference, mutatis mutandis, which shall survive the termination or expiration of this Agreement.

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IN WITNESS WHEREOF, each Party, intending to be legally bound, hereby executes this Agreement as of the Effective Date.

[FPU-BEC DEVELOPMENT TOPCO, LLC]

By:	/s/ Jake Hansen
Jake Hanses
President

EMERGEN ENERGY LLC

By:	/s/ Cole W. Johnson
Cole W. Johnson
Co-CEO

[Signature Page to the Joint Development Agreement]

Exhibit A

The following terms when used in this Exhibit A have the meanings specified below:

“Land Survey” means a survey for each Project Property for which all necessary fees have been paid and in form and substance reasonably acceptable to the Project Company.

“Site Control” means (i) with respect to each of the [***] and the Redbird Project, an irrevocable option to purchase, or an executed and binding purchase and sale agreement, that entitles the [***] to acquire fee simple title to the [***] on terms and conditions reasonably acceptable to the Project Company and (ii) with respect to the [***] an irrevocable option to lease, or an executed and binding agreement to lease, that entitles the [***] to acquire a leasehold interest in the [***].

“Title Commitment” means a consolidated title commitment or title report with respect to all real estate interests for each Project.

Other defined terms used in this Exhibit A but otherwise not defined in the Agreement shall have the meanings ascribed to such terms in the Contribution Agreement.

Development Services

With respect to all Projects, Bimergen shall provide the following services, in each case, satisfactory to the Project Company in its sole but reasonable discretion:

1.	Obtain evidence of Site Control;
2.	Obtain evidence of interconnection, in the form of an executed or draft interconnection agreement, a queue position or other binding agreement with the interconnection provider;
3.	Obtain Phase I ESA;
4.	Conduct desktop constraints analysis or red flag report;
5.	Prepare permitting matrix;
6.	Obtain evidence of ownership of the equity interests of the company developing a given Future Project;
7.	Cooperate with and provide reasonable support to the Project Company in connection with the development of the Projects (including coordinating activities and/or communications with ERCOT and introducing and coordinating communications with relevant stakeholders of each Project as reasonably requested by the Project Company); and
8.	Provide other services as the Project Company may reasonably request from time to time in connection with the development of the Projects.

Exhibit A-1

Project Payment Milestones

Redbird Project

Amount Payable	Criteria

$2,500,000	Satisfaction of all of the following:

	1.	Project Company’s receipt of evidence of interconnection, in the form of an executed or draft interconnection agreement, a queue position or other binding agreement with the interconnection provider;

	2.	Evidence of Redbird Site Control;

	3.	A Title Commitment and Land Survey with respect to Redbird Project Site; and

	4.	Achievement of “Final Notice to Proceed”.

[***]

Amount Payable	Criteria

$346,500	Satisfaction of all of the following:

	1.	Project Company’s receipt of evidence of interconnection, in the form of an executed or draft interconnection agreement, a queue position or other binding agreement with the interconnection provider;

	2.	Evidence of [***]; and

	3.	A Title Commitment and Land Survey with respect to [***].

[***]

Amount Payable	Criteria

$346,500	Satisfaction of all of the following:

	1.	Project Company’s receipt of evidence of interconnection, in the form of an executed or draft interconnection agreement, a queue position or other binding agreement with the interconnection provider;

	2.	Evidence of [***]; and

	3.	A Title Commitment and Land Survey with respect to the [***].

Exhibit A-2